SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                      FORM 8-K



                                   CURRENT REPORT




                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)           August 12, 1999
                                                          (August 11, 1999)



                             WESTERN RESOURCES, INC.
              (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523               48-0290150
(State or Other Jurisdiction of       (Commission             (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300

                              WESTERN RESOURCES, INC.

Item 5. Other Events

Western Resources herein files the following:

Exhibit 99.1 - Press release issued on August 11, 1999: Western Resources Announces Second-Quarter Earnings.













































                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date   August 12, 1999               By      /s/ William B. Moore
                                        William B. Moore, Executive Vice
                                          President, Chief Financial
                                            Officer and Treasurer


Date   August 12, 1999               By      /s/ Leroy P. Wages
                                          Leroy P. Wages, Controller